UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 11, 2022, Charlotte’s Web Holdings, Inc. (the “Company”) entered into a Promotional Rights Agreement (the “MLB Promotional Rights Agreement”) with MLB Advanced Media L.P., on its own behalf and on behalf of Major League Baseball Properties, Inc., the Office of the Commissioner of Baseball, The MLB Network, LLC and the Major League Baseball Clubs (collectively, the “MLB”), pursuant to which the Company entered into an exclusive strategic partnership with MLB to promote the Company’s new NSF-Certified for Sport® product line.

In consideration for the MLB Promotional Rights Agreement, which expires on December 31, 2025, the Company shall pay MLB over the term of the MLB Promotional Rights Agreement, an aggregate rights fee of $30.5 million and a 10% royalty on the Company’s gross revenue from MLB branded products of the Company sold after prior sales of all such branded products exceed $18.0 million. The Company has also entered into a subscription agreement (the “Subscription Agreement”) pursuant to which the Company has agreed to issue to MLB, subject to customary closing conditions, common shares equal to four percent (4%) of the Company’s fully diluted outstanding common shares and proportional voting shares (calculated on the basis of post-conversion to common shares) as of the day prior to the date of issue (such common shares, the “MLB Shares”). The total number of MLB Shares to be issued to MLB is expected to be 6,119,121 common shares of the Company, which will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act. The Company will not receive any proceeds in respect of the MLB Shares. If the Company fails to issue the MLB Shares in accordance with the MLB Promotional Rights Agreement and the Subscription Agreement, the Company is obligated to pay MLB an additional amount pursuant to the rights fee provisions of the MLB Promotional Rights Agreement.

Other than the MLB Promotional Rights Agreement and the Subscription Agreement, there are no other agreements or relationship between the Company and MLB.

The foregoing description of the MLB Promotional Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the MLB Promotional Rights Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K to be filed for the year ending December 31, 2022.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, but not necessarily in all cases, forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "targets", "expects" or "does not expect", "is expected", "an opportunity exists", "is positioned", "estimates", "intends", "assumes", "anticipates" or "does not anticipate" or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "will" or "will be taken", "occur" or "be achieved". In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking statements.  Forward looking statements in this Current Report on Form 8-K include expectations with respect to the consideration payable by the Company to MLB under the MLB Promotional Rights Agreement and the subscription agreement.

Forward looking statements are not historical facts but instead represent management's current expectations, estimates and projections regarding the future of the Company’s business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements are necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this Current Report on Form 8-K, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the factors discussed throughout the "Risk Factors" section in the Company's most recently filed Annual Report on Form 10-K and quarterly report on Form 10-Q and other filings with the Securities and Exchange Commission available on www.SEC.com and the Company's most recently filed annual information form available on www.SEDAR.com. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 3.02	Unregistered Sales of Equity Securities.

The information concerning the MLB Shares and the terms of issuance set forth under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01.	Other Events.

On October 12, 2022, the Company issued a press release announcing the Company’s launch of Charlotte’s WebTM SPORT – Daily Edge products, and the existence of the MLB Promotional Rights Agreement and the Subscription Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release of Charlotte’s Web Holdings, Inc. dated as of October 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: October 12, 2022	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary